SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT

   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported):  February 1, 1999


                              MOVIEFONE, INC.
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           (Exact name of registrant as specified in its charter)


           Delaware                0-23600             13-3757816
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        (State or other         (Commission          (IRS Employer
        jurisdiction of         File Number)      Identification No.)
         incorporation)


       335 Madison Avenue
       New York, NY                                           10017
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      (Address of principal executive offices)             (Zip Code)


                               (212) 450-8000
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            (Registrant's telephone number, including area code)


                              [Not Applicable]
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        (Former name or former address, if changed since last report)



 ITEM 5.    OTHER EVENTS.

 Acquisition by America Online, Inc.

           On February 1, 1999, MovieFone, Inc. ("MovieFone") issued a press release announcing that it was in discussions that could lead to the sale of the company. Later in the day on February 1, 1999, MovieFone and America Online, Inc. ("AOL") announced that they had entered into an Agreement and Plan of Merger, dated as of February 1, 1999 (the "Merger Agreement"), a copy of which is filed as Exhibit 2.1 hereto and incorporated herein by reference. Pursuant to the terms of the Merger Agreement, an AOL subsidiary will be merged (the "Merger") with and into MovieFone, with MovieFone surviving the Merger and becoming a wholly owned subsidiary of AOL.

           In connection with the Merger Agreement, stockholders of MovieFone (the "MovieFone Stockholders") entered into a Stockholder Agreement with AOL, dated as of February 1, 1999 (the "MovieFone Stockholder Agreement"), a copy of which is filed as Exhibit 4.1 hereto and incorporated herein by reference. Pursuant to the MovieFone Stockholder Agreement, the MovieFone Stockholders have agreed, among other things, to vote all shares of Class A Common Stock, par value $.01 per share, of MovieFone ("Class A Common Stock") and Class B Common Stock, par value $.01 per share, of MovieFone owned by them in favor of the Merger, upon the terms and subject to the conditions thereof.

           Also in connection with the Merger Agreement, MovieFone and AOL entered into a Stock Option Agreement, dated as of February 1, 1999 (the "Option Agreement"), pursuant to which MovieFone granted to AOL an option (the "MovieFone Stock Option") to acquire up to 6,186,762 shares of Class A Common Stock, issued and outstanding (before giving effect to the exercise of the MovieFone Stock Option) as of February 1, 1999, at a purchase price of $29.25 per share, subject to adjustment upon the happening of certain events set forth therein.

           A copy of the Option Agreement is filed as Exhibit 99.1 hereto and incorporated herein by reference. A copy of the press releases which announce the discussions regarding a possible sale of the company and the Merger Agreement, respectively, is included herein as Exhibit 99.2 and
 Exhibit 99.3, respectively, and incorporated herein by reference.

           The foregoing descriptions of the above noted documents are qualified in their entirety by reference to such documents as they appear in the corresponding exhibits attached hereto. The press release filed as
 Exhibit 99.3 contains "forward looking statements" within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and is qualified by cautionary statements contained therein, including the fact that the Merger is subject to various conditions and therefore may not close, and in MovieFone's filings with the Securities and Exchange Commission.


 ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

 (c)    Exhibits:

           2.1 Agreement and Plan of Merger among MovieFone, Inc., America Online, Inc. and MF Acquisition Corporation, dated as of February 1, 1999.

           4.1 Stockholders Agreement by and among America Online, Inc. and each of the parties identified on Schedule A thereto, dated as of February 1, 1999.

           99.1 Stock Option Agreement between MovieFone, Inc. and America Online, Inc., dated as of February 1, 1999.

           99.2 Press Release issued by MovieFone, Inc. on February 1, 1999, announcing discussions of a possible sale of the company.

           99.3 Joint Press Release issued by MovieFone, Inc. and America Online, Inc. on February 1, 1999, announcing planned acquisition.



                                 SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


 Dated:  February 9, 1999


                                    MOVIEFONE, INC.

                                    By:  /s/ ADAM H SLUTSKY
                                       ------------------------------------
                                       Name:  Adam H. Slutsky
                                       Title: Chief Financial Officer and
                                              Chief Operating Officer
                                              (Duly authorized signatory)




                             INDEX TO EXHIBITS

 Exhibit Number      Description
 --------------      -----------
 2.1                 Agreement and Plan of Merger among MovieFone, Inc.,
                     America Online, Inc. and MF Acquisition Corporation, dated as of February 1, 1999.

 4.1 Stockholders Agreement among America Online, Inc. and each of the parties identified on Schedule A thereto, dated as of February 1, 1999.

 99.1 Stock Option Agreement among MovieFone, Inc. and America Online, Inc., dated as of February 1, 1999.

 99.2 Press Release issued by MovieFone, Inc. on February 1, 1999 announcing discussions of a possible sale of the company.

 99.3 Joint Press Release issued by MovieFone, Inc. and America Online, Inc. on February 1, 1999 announcing planned acquisition.